UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 15, 2011

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2011, Arthur J. Gallagher & Co. (the “Company”) issued a press release announcing that J. Patrick Gallagher, Jr., the Company’s Chairman, President and CEO, will speak at the annual Bank of America Merrill Lynch Insurance Conference in New York on Wednesday, February 16, 2011 at 11:10 a.m. ET. A copy of the press release, which contains information on how to access the live audio webcast of Mr. Gallagher’s presentation, is attached hereto as Exhibit 99.1.

Mr. Gallagher’s presentation, including the presentation slides, will provide a general discussion of the Company’s business, discussing both GAAP and a variety of non-GAAP measures. Attached to the presentation slides are exhibits that contain reconciliations of these non-GAAP measures to the most directly related comparable GAAP measures. The presentation slides, including exhibits, are attached hereto as Exhibits 99.2 and 99.3 and can also be accessed at the Company’s website at www.ajg.com/ir.

Mr. Gallagher’s presentation, including the exhibits to the presentation slides, will also provide stockholders and other interested persons with information regarding certain financial metrics of the Company’s brokerage and risk management segments in 2008, 2009 and 2010. The Company is providing this information to assist such persons in analyzing its historical operating results as they develop a future earnings outlook for the Company.

Item 7.01.	Regulation FD Disclosure.

In addition to the presentation slides and exhibits attached hereto as Exhibits 99.2 and 99.3, the Company’s February 2011 Investment Profile to be distributed to attendees at the Bank of America Merrill Lynch Insurance Conference referenced in Item 2.02 of this report (and which may be used at other investor conferences) is attached hereto as Exhibit 99.4. This exhibit includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures can be accessed at the Company’s website at www.ajg.com/ir.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release of Arthur J. Gallagher & Co. dated February 9, 2011.

99.2	Presentation slides and exhibits for Arthur J. Gallagher & Co.’s presentations at the 2011 Bank of America Merrill Lynch Insurance Conference and other investor conferences.

99.3	Exhibit 2 to the Bank of America Merrill Lynch Insurance Conference presentation slides containing financial metrics for 2008, 2009 and 2010.

99.4	Arthur J. Gallagher & Co. February 2011 Investment Profile.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: February 15, 2011	/s/ RICHARD C. CARY
Richard C. Cary Chief Accounting Officer